ReliaStar Life Insurance Company
and its
Separate Account N

VOYA ENCORE/VOYA ENCORE FLEX

Supplement dated December 11, 2014 to the Contract Prospectus and Statement of Additional
Information, each dated April 30, 2012, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and and Statement of Additional Information (the “SAI”) and subsequent supplements thereto. Please read it carefully and keep it with your Contract Prospectus and SAI for future reference.

Important Information Regarding the VY® PIMCO Bond Portfolio

Effective on or about December 12, 2014, the VY® PIMCO Bond Portfolio will be renamed Voya Aggregate Bond
Portfolio and Voya Investment Management Co. LLC will replace Pacific Investment Management Company LLC as subadviser.

Information in your Contract Prospectus regarding the fund referenced above is changed accordingly.

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Voya Global Resources Portfolio or the Voya International Value Portfolio.

Notice of and Important Information About An Upcoming Fund Reorganizations

The Boards of Trustees of Voya Investors Trust and Voya Variable Products Trust approved separate proposals to reorganize the following “Merging Portfolios” with and into the following “Surviving Portfolio.” The proposed reorganizations are subject to approval by the shareholders of each Merging Portfolio. If shareholder approval is obtained, it is expected each reorganization will be effective on or about the close of business on March 6, 2015 (the
“Reorganization Date”).

Merging Portfolios	Surviving Portfolio
Voya Global Resources Portfolio (Class S)	Voya Global Value Advantage Portfolio (Class I)
Voya International Value Portfolio (Class I)

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date, you may transfer amounts allocated to the subaccount that invests in a Merging Portfolio to any other available subaccount or any available fixed interest option. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the “Transfers” section of your Contract Prospectus for information about making subaccount transfers.

On the Reorganization Date:
• Your investment in the subaccount that invested in a Merging Portfolio will automatically become an investment in the subaccount that invests in the Surviving Portfolio with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation; and
• All existing account balances invested in Class S shares of the Voya Global Resources Portfolio and Class I shares of the Voya International Value Portfolio will automatically become investments in the subaccount that invests in
Class I shares of the Voya Global Value Advantage Portfolio. Class I shares have lower total fund expenses than
Class S shares, and the effect of this transaction is to give contract owners an investment in a similar fund managed by the same investment adviser at a lower cost.

X.120636-14 GWA	Page 1 of 3	December 2014

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Portfolios
will no longer be available through your contract. Unless you provide us with alternative allocation instructions after the
Reorganization Date all allocations directed to the subaccount that invested in a Merging Portfolio will be automatically allocated to the subaccount that invests in the Surviving Portfolio. See the “Transfers” section of your Contract
Prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting us at Customer
Service, P.O. Box 5050, Minot, North Dakota 58702-5050 or calling us at 1-877-884-5050.

Information about the Voya Global Value Advantage Portfolio. In connection with the upcoming fund reorganization involving the Voya Global Resources Portfolio (Class S) and Voya International Value Portfolio (Class
I), effective on the Reorganization Date, the Voya Global Value Advantage Portfolio (Class I) will be added to your contract as an available investment option. The following chart lists summary information regarding the Voya Global
Value Advantage Portfolio.

Fund Name
Investment Adviser/Subadviser	Investment Objective(s)
Voya Global Value Advantage Portfolio	Seeks long-term growth of capital and current income.

Investment Adviser: Voya Investments, LLC

Subadviser: Voya Investment Management Co. LLC

More Information is Available

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:
Customer Service
P.O. Box 5050
Minot, North Dakota 58702-5050
1-877-884-5050

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Important Information Regarding “The Company”

The first three paragraphs under the heading “The Company” in the Contract Prospectus, as supplemented, and the first three paragraphs under the heading “General Information and History” in the SAI, as supplemented, are deleted and replaced with the following:

ReliaStar Life Insurance Company (the “Company,” “we,” “us,” “our”) issues the contracts described in this prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts that are not related to the separate account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized in 1885 and incorporated under the insurance laws of the State of Minnesota. Prior to October 1, 2002, the contracts were issued by Northern Life Insurance
Company (“Northern”), a wholly owned subsidiary of the Company. On October 1, 2002, Northern merged into the
Company, and the Company assumed responsibilities for Northern’s obligations under the contracts.

X.120636-14 GWA	Page 2 of 3	December 2014

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“VoyaTM ”), which until April 7, 2014, was known as ING U.S., Inc. In May 2013 the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

Voya is an affiliate of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. In 2009 ING announced the anticipated separation of its global banking and insurance businesses, including the divestiture of Voya, which together with its subsidiaries, including the Company, constitutes
ING’s U.S.-based retirement, investment management and insurance operations. As of November 18, 2014, ING’s ownership of Voya was approximately 19%. Under an agreement with the European Commission, ING is required to divest itself of 100% of Voya by the end of 2016.

X.120636-14 GWA	Page 3 of 3	December 2014